July 10, 2019

Hedeker Strategic Appreciation Fund

Institutional Shares – SAFFX

A series of the Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information,

Each Dated December 31, 2018

The Prospectus and Statement of Additional Information ("SAI"), each dated December 31, 2018, of the Hedeker Strategic Appreciation Fund (the “Fund”) is hereby amended to reflect the following new information.

Effective July 2, 2019, Michael McClain no longer serves as a portfolio manager to the Fund. Concurrently therewith, Ryan Casaquite has been appointed to serve as the Fund’s portfolio manager. Accordingly, the Fund’s Prospectus and SAI are hereby amended to remove all references to Mr. McClain, and to reflect the updated information with regard to Mr. Casaquite that follows.

PROSPECTUS

The section titled “Portfolio Management” in the Fund’s Prospectus is amended in its entirety as set forth below.

Portfolio Management

The Fund’s Adviser is Hedeker Wealth LLC (the “Adviser”). The Fund’s portfolio manager is Ryan Casaquite. He is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since July 2019. Mr. Casaquite has served as Senior Trader and Research Analyst for the Adviser since July 2, 2018.

The sub-section titled “Portfolio Manager” under the section “Additional Information About Management of the Fund” in the Fund’s Prospectus is amended in its entirety as set forth below.

Portfolio Manager

Mr. Ryan Casaquite is responsible for the day-to-day management of the Fund’s portfolio and has served as portfolio manager of the Fund since July 2019. Mr. Casaquite has served as Senior Trader and Research Analyst for the Adviser since July 2, 2018. Mr. Casaquite has over 17 years of experience in convertible bonds, equities, derivatives, corporate bonds and fixed-rate and auction-rate securities. Prior to joining The Adviser, Mr. Casaquite worked at BMO Capital Markets as an Associate from February 2016 to June 2018. Previously, Mr. Casaquite served as a Portfolio Manager of convertible arbitrage strategies and Senior Trader for Zazove Associates LLC from August 2009 to December 2015. Prior to Zazove Associates, LLC, Mr. Casaquite served as Portfolio Manager and Senior Trader of a convertible arbitrage hedge fund at Grace Brothers LLC from September 2001 to June 2009. Mr. Casaquite holds a Bachelor’s of Science Degree in finance and management information systems from Loyola University Chicago.

SAI

The third paragraph in the sub-section titled “A. General Information” under the section titled “Investment Management” in the Fund’s SAI is replaced with the following:

Mr. Ryan Casaquite is responsible for the day-to day management of the Fund’s portfolio and has served as portfolio manager of the Fund since July 2019. Mr. Casaquite has served as Senior Trader and Research Analyst for the Adviser since July 2, 2018.

“Other Accounts Managed by Portfolio Manager,” “Compensation,” and “Ownership of Fund Shares” in the sub-section “D. The Portfolio Manager” under the section titled “Investment Management” in the Fund’s SAI are amended as set forth below.

Other Accounts Managed By Portfolio Manager. The table below identifies the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: other pooled investment vehicles and other accounts. The Portfolio Manager does not manage any other registered investment companies or any accounts with performance-based advisory fees. Information in the table is shown as of June 30, 2019. Asset amounts are approximate and have been rounded.

Team Member	Pooled Investment Vehicles		Other Accounts
	Number	Market Value	Number	Market Value
Ryan Casaquite	None		155	$198,000,000

Compensation. Mr. Casaquite receives a fixed salary for serving as the portfolio manager for the Fund and the Adviser’s other accounts. He is also eligible to receive an annual discretionary cash bonus. Bonuses are not based on the performance of the Fund or any other account, but are based on the Adviser’s evaluation of the portfolio manager’s overall individual contributions to the Adviser’s investment program and the overall financial performance of the Adviser. The portfolio manager’s entire compensation package is paid by the Adviser and not by any client account.

Ownership of Fund Shares. As of June 30, 2019, the portfolio manager beneficially owned shares of the Fund as summarized in the following table:

Fund/Strategy Team Member	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2019
Ryan Casaquite	None

Further Information

For further information, please contact the Fund toll-free at (800) 657-4450. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.hedekerwealth.com.

Investors Should Retain this Supplement for Future Reference.